SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

June 25, 2003

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:

(203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.	Description
25	Form T-1 Statement of Eligibility of Wells Fargo Bank of Minnesota, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

XEROX CORPORATION

/S/ MARTIN S. WAGNER

By:	Martin S. Wagner
Assistant Secretary

Date: July 2, 2003

Exhibit Index

Exhibit No.	Description
25	Form T-1 Statement of Eligibility of Wells Fargo Bank of Minnesota, National Association